SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 November 19, 2004

GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19514	73-1521290
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14313 NORTH MAY AVENUE, SUITE 100
OKLAHOMA CITY, OKLAHOMA 73134
(Address and Zip Code of Principal Executive Offices)

(405) 844-1640
(Registrant's Telephone Number, including Area Code).

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]ÿ Written communications pursuant to Rule 425 under the Securities Act

[ ]ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]ÿ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Table of  Contents

ITEM 2.02. Results of Operations and Financial Condition

On November 19, 2004 Gulfport Energy Corporation issued a press release regarding its results of operations for the quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure

On November 19, 2004 Gulfport Energy Corporation issued a press release regarding its results of operations for the quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

    (c) Exhibits

EXHIBIT NUMBER    DESCRIPTION

          99.1       Press Release dated November 19, 2004 Gulfport Energy Corporation regarding its results of operations for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on itsbehalf by the undersigned hereunto duly authorized.

Gulfport Energy Corporation

Date: November 24, 2004	By:	/s/ Mike Liddell
Mike Liddell
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER                                              DESCRIPTION

    99.1                        Press Release dated November 19, 2004 announcing the results of operations for the quarter ended
               September 30, 2004.